Leases - Property and Financial Obligations Sale Leaseback Arrangements (Details) $ in Thousands	Dec. 31, 2022 USD ($)
Leases
Financed property and equipment, net of accumulated depreciation of $28.3 million	$ 194,253
Accumulated depreciation	28,300
Current financial obligation	4,740
Non-current financial obligation	214,139
Total financial obligation	$ 218,879